Exhibit 99.2
EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
December 31, 2012
Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	General and Administrative Expense

Table 6a	Investment Securities

Table 6b	Loans and Leases Held for Investment

Table 6c	Deposits

Table 7	Non-Performing Assets

Table 8	Credit Reserves

	Table 8a	Allowance for Loan and Lease Losses Activity
	Table 8b	Allowance for Loan and Lease Losses Ratios
	Table 8c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 8d	Reserves for Repurchase Obligations for Loans Serviced

Table 9	Business Segments Selected Financial Information

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity, Adjusted Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Year Ended
(dollars in thousands, except per share amounts)	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Operating Results:
Total revenue	$272,150	$223,493	$175,799	$883,566	$685,413
Net interest income	146,993	126,194	114,838	513,794	452,310
Provision for loan and lease losses	10,528	4,359	10,412	31,999	49,704
Noninterest income	125,157	97,299	60,961	369,772	233,103
Noninterest expense	216,997	183,969	147,660	735,570	554,195
Net income	28,846	22,178	13,760	74,042	52,729
Net earnings per common share, basic	0.23	0.19	0.15	0.61	0.55
Net earnings per common share, diluted	0.22	0.19	0.14	0.60	0.54
Performance Metrics:
Adjusted net income(1)	$43,508	$36,185	$31,937	$143,409	$107,595
Adjusted net earnings per common share, basic(2)	0.35	0.31	0.34	1.29	1.14
Adjusted net earnings per common share, diluted(2)	0.34	0.30	0.33	1.27	1.11
Yield on interest-earning assets	4.67%	4.69%	5.02%	4.78%	5.35%
Cost of interest-bearing liabilities	1.24%	1.17%	1.22%	1.18%	1.38%
Net interest spread	3.43%	3.52%	3.80%	3.60%	3.97%
Net interest margin	3.56%	3.66%	3.94%	3.74%	4.11%
Return on average assets	0.64%	0.58%	0.43%	0.49%	0.43%
Return on average equity(3)	8.57%	7.28%	5.62%	6.36%	5.22%
Adjusted return on average assets(4)	0.97%	0.95%	0.99%	0.94%	0.87%
Adjusted return on average equity(5)	13.17%	11.89%	13.04%	12.43%	10.66%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(6)	1.08%	1.29%	1.86%	1.08%	1.86%
Net charge-offs to average loans held for investment	0.16%	0.25%	1.03%	0.31%	1.02%
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30)(7)	0.54%	0.62%	1.15%	0.54%	1.15%
Capital Ratios:
Tier 1 leverage ratio (bank level)(8)	8.0%	8.0%	8.0%	8.0%	8.0%
Tier 1 risk-based capital ratio (bank level)(9)	12.8%	15.2%	14.6%	12.8%	14.6%
Total risk-based capital ratio (bank level)(10)	13.5%	16.1%	15.7%	13.5%	15.7%
Tangible equity to tangible assets(11)	7.7%	7.5%	7.3%	7.7%	7.3%
Deposit Metrics:
Deposit growth (trailing 12 months)	28.0%	15.8%	6.0%	28.0%	6.0%
Banking and Wealth Management Metrics:
Efficiency ratio(12)	48.9%	59.1%	44.0%	51.7%	42.8%
Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$2,937,539	$2,528,611	$1,981,171	$9,632,433	$5,974,174
Unpaid principal balance of loans serviced for the Company and others	51,198,748	52,308,550	54,838,057	51,198,748	54,838,057
Tangible Common Equity Per Common Share:
Excluding accumulated other comprehensive loss(13)	$11.02	$11.18	$11.27	$11.02	$11.27
Including accumulated other comprehensive loss (14)	10.30	10.29	10.12	10.30	10.12
Market Price Per Share of Common Stock:
Closing	$14.91	$13.77		$14.91
High	16.22	14.11		16.22
Low	13.41	9.40		9.40
Period End Balance Sheet Data:
Cash and cash equivalents	$443,914	$1,619,969	$294,981	$443,914	$294,981
Investment securities	1,921,284	2,019,511	2,191,832	1,921,284	2,191,832
Loans held for sale	2,088,046	1,403,205	2,725,286	2,088,046	2,725,286
Loans and leases held for investment, net	12,422,987	9,980,257	6,441,516	12,422,987	6,441,516
Total assets	18,242,878	16,509,440	13,041,678	18,242,878	13,041,678
Deposits	13,142,388	11,815,926	10,265,763	13,142,388	10,265,763
Total liabilities	16,791,702	15,251,418	12,074,013	16,791,702	12,074,013
Total shareholders’ equity	1,451,176	1,258,022	967,665	1,451,176	967,665
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes

(1)
Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance, including the Tygris and Bank of Florida acquisitions. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(2)
Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million special cash dividend paid in March 2012 to holders of the Series A 6% Cumulative Convertible Preferred Stock and the $1.1 million special cash dividend paid in June 2012 to holders of the Series B 4% Cumulative Convertible Preferred Stock. These special cash dividends were paid in connection with the conversion of all shares of both the Series A 6% Cumulative Convertible Preferred Stock and the Series B 4% Cumulative Convertible Preferred Stock into common stock.

(3)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for return on average equity. Beginning with the fourth quarter of 2012, return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock). Prior to the fourth quarter of 2012, return on average equity was calculated as net income divided by average shareholders' equity.

(4)
Adjusted return on average assets equals adjusted net income divided by average total assets. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(5)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for adjusted return on average equity. Beginning with the fourth quarter of 2012, adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Prior to the fourth quarter of 2012, adjusted return on average equity was calculated as adjusted net income divided by average shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(6)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 7.

(7)
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) equals the ALLL excluding the portion related to loans and leases accounted for under ASC 310-30 divided by loans and leases held for investment excluding loans and leases accounted for under ASC 310-30. For more detailed information on the ALLL, see Table 8a and Table 8b.

(8)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(9)
Calculated as Tier 1 capital divided by total risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital, see Table 10c.

(10)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(11)
Calculated as tangible shareholders' equity divided by tangible assets, after deducting goodwill and intangible assets from the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders' equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders' equity and a reconciliation of tangible assets to total assets, see Table 10b.

(12)
The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment. For additional information on the efficiency ratio, see Table 9.

(13)
Calculated as adjusted tangible common shareholders' equity divided by shares of common stock. Adjusted tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets, perpetual preferred stock and accumulated other comprehensive loss (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share excluding accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

(14)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share including accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Year Ended
(dollars in thousands, except per share data)	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Interest Income
Interest and fees on loans and leases	$173,619	$140,230	$121,519	$574,443	$479,938
Interest and dividends on investment securities	18,501	20,879	24,072	80,628	106,850
Other interest income	147	152	120	485	1,432
Total interest income	192,267	161,261	145,711	655,556	588,220
Interest Expense
Deposits	24,901	22,491	21,452	88,785	97,011
Other borrowings	20,373	12,576	9,421	52,977	38,899
Total interest expense	45,274	35,067	30,873	141,762	135,910
Net Interest Income	146,993	126,194	114,838	513,794	452,310
Provision for loan and lease losses	10,528	4,359	10,412	31,999	49,704
Net Interest Income after Provision for Loan and Lease Losses	136,465	121,835	104,426	481,795	402,606
Noninterest Income
Loan servicing fee income	44,884	42,341	45,416	175,264	189,439
Amortization and impairment of mortgage servicing rights	(37,660)	(54,521)	(47,208)	(200,941)	(135,478)
Net loan servicing income (loss)	7,224	(12,180)	(1,792)	(25,677)	53,961
Gain on sale of loans	85,681	85,748	33,439	289,532	73,293
Loan production revenue	16,841	10,528	7,958	44,658	26,471
Deposit fee income	4,712	4,671	6,568	21,450	25,966
Other lease income	8,570	7,103	8,761	33,158	30,924
Other	2,129	1,429	6,027	6,651	22,488
Total noninterest income	125,157	97,299	60,961	369,772	233,103
Noninterest Expense
Salaries, commissions and other employee benefits expense	103,490	85,399	61,320	331,756	232,771
Equipment expense	20,445	17,574	13,641	70,856	49,718
Occupancy expense	7,596	6,619	5,381	25,581	20,189
General and administrative expense	85,466	74,377	67,318	307,377	251,517
Total noninterest expense	216,997	183,969	147,660	735,570	554,195
Income before Income Taxes	44,625	35,165	17,727	115,997	81,514
Provision for Income Taxes	15,779	12,987	3,967	41,955	28,785
Net Income	$28,846	$22,178	$13,760	$74,042	$52,729

Net Income Allocated to Preferred Stock	$1,491	$—	$2,799	$10,724	$11,218
Net Income Allocated to Common Shareholders	$27,355	$22,178	$10,961	$63,318	$41,511
Net Earnings per Common Share, Basic	$0.23	$0.19	$0.15	$0.61	$0.55
Net Earnings per Common Share, Diluted	$0.22	$0.19	$0.14	$0.60	$0.54
Dividends Declared per Common Share	$0.02	$0.02	$—	$0.04	$—

Weighted Average Common Shares Outstanding
(units in thousands)
Basic	120,773	118,038	75,040	104,014	74,892
Diluted	122,807	119,591	76,908	105,951	77,506

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Assets
Cash and due from banks	$175,400	$53,357	$39,689	$29,142	$31,441
Interest-bearing deposits in banks	268,514	1,566,612	478,543	355,581	263,540
Total cash and cash equivalents	443,914	1,619,969	518,232	384,723	294,981
Investment securities:
Available for sale, at fair value	1,619,878	1,722,556	1,850,526	1,937,748	1,903,922
Held to maturity	143,234	170,804	190,615	190,642	189,518
Other investments	158,172	126,151	133,282	99,915	98,392
Total investment securities	1,921,284	2,019,511	2,174,423	2,228,305	2,191,832
Loans held for sale	2,088,046	1,403,205	3,178,597	2,530,966	2,725,286
Loans and leases held for investment:
Covered by loss share or indemnification agreements	592,959	671,420	727,708	788,129	841,146
Not covered by loss share or indemnification agreements	11,912,130	9,385,306	7,057,722	6,535,058	5,678,135
Loans and leases held for investment, net of unearned income	12,505,089	10,056,726	7,785,430	7,323,187	6,519,281
Allowance for loan and lease losses	(82,102)	(76,469)	(77,393)	(78,254)	(77,765)
Total loans and leases held for investment, net	12,422,987	9,980,257	7,708,037	7,244,933	6,441,516
Equipment under operating leases, net	50,040	55,532	61,811	67,899	56,399
Mortgage servicing rights (MSR), net	375,859	381,773	415,962	462,420	489,496
Deferred income taxes, net	170,877	183,943	163,561	143,218	151,634
Premises and equipment, net	66,806	64,789	52,037	45,744	43,738
Other assets	703,065	800,461	768,164	666,613	646,796
Total Assets	$18,242,878	$16,509,440	$15,040,824	$13,774,821	$13,041,678
Liabilities
Deposits:
Noninterest-bearing	$1,445,783	$1,475,204	$1,356,769	$1,367,592	$1,234,615
Interest-bearing	11,696,605	10,340,722	9,446,974	9,185,368	9,031,148
Total deposits	13,142,388	11,815,926	10,803,743	10,552,960	10,265,763
Other borrowings	3,173,021	2,823,927	2,503,636	1,706,298	1,257,879
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	372,543	507,815	448,326	417,124	446,621
Total Liabilities	16,791,702	15,251,418	13,859,455	12,780,132	12,074,013
Shareholders’ Equity
Series A 6% Cumulative Convertible Preferred Stock	—	—	—	—	2
Series B 4% Cumulative Convertible Preferred Stock	—	—	—	1	1
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	—	—	—	—
Common Stock	1,210	1,206	1,165	780	751
Additional paid-in capital	811,085	812,823	762,422	562,327	561,247
Retained earnings	575,665	550,724	530,876	520,777	513,413
Accumulated other comprehensive loss	(86,784)	(106,731)	(113,094)	(89,196)	(107,749)
Total Shareholders’ Equity	1,451,176	1,258,022	1,181,369	994,689	967,665
Total Liabilities and Shareholders’ Equity	$18,242,878	$16,509,440	$15,040,824	$13,774,821	$13,041,678

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates									Table 4
	Three Months Ended December 31, 2012			Three Months Ended September 30, 2012				Three Months Ended December 31, 2011
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate		Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$230,357	$147	0.25%	$236,378	$152	0.26%	0.0026	$187,819	$120	0.25%
Investment securities	1,837,016	17,324	3.77%	1,984,778	20,379	4.10%	0.041	2,535,976	23,910	3.77%
Other investments	147,658	1,177	3.17%	121,315	501	1.64%	0.0164	82,093	162	0.78%
Loans held for sale	1,821,952	15,890	3.49%	2,750,575	32,508	4.73%	0.0473	2,373,420	29,698	5.01%
Loans and leases held for investment:
Residential mortgages	6,822,033	72,061	4.23%	5,690,121	60,381	4.24%	0.0424	4,482,401	47,975	4.28%
Commercial and commercial real estate	4,593,069	65,235	5.63%	2,045,963	23,869	4.57%	0.0457	1,166,538	15,973	5.36%
Lease financing receivables	762,408	18,126	9.51%	692,643	21,218	12.25%	0.1225	529,741	25,402	19.18%
Home equity lines	181,920	2,238	4.89%	186,179	2,190	4.68%	0.0468	203,262	2,403	4.69%
Consumer and credit card	8,182	69	3.35%	8,375	63	2.99%	0.0299	9,878	68	2.73%
Total loans and leases held for investment	12,367,612	157,729	5.08%	8,623,281	107,721	4.97%	0.0497	6,391,820	91,821	5.72%
Total interest-earning assets	16,404,595	$192,267	4.67%	13,716,327	$161,261	4.69%	0.0469	11,571,128	$145,711	5.02%
Noninterest-earning assets	1,605,043			1,459,268				1,350,459
Total assets	$18,009,638			$15,175,595				$12,921,587
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,520,635	$5,044	0.80%	$2,312,731	$4,456	0.77%		$2,080,938	$3,747	0.71%
Market-based money market accounts	432,833	818	0.75%	430,420	822	0.76%		467,869	901	0.76%
Savings and money market accounts, excluding market-based	4,429,009	8,773	0.79%	4,157,713	8,115	0.78%		3,758,939	7,054	0.74%
Market-based time	767,305	1,552	0.80%	815,528	2,029	0.99%		932,850	2,432	1.03%
Time, excluding market-based	3,175,840	8,714	1.09%	2,229,888	7,069	1.26%		1,715,712	7,318	1.69%
Total deposits	11,325,622	24,901	0.87%	9,946,280	22,491	0.90%		8,956,308	21,452	0.95%
Borrowings:
Trust preferred securities	103,750	1,483	5.69%	103,750	1,498	5.74%		103,750	1,651	6.31%
FHLB advances	2,670,742	17,198	2.56%	1,803,605	10,852	2.39%		960,457	7,682	3.17%
Repurchase agreements	404,923	1,698	1.67%	53,244	220	1.64%		20,446	88	1.71%
Other	—	(6)	0.00%	3	6	N.M.		—	—	0.00%
Total interest-bearing liabilities	14,505,037	45,274	1.24%	11,906,882	35,067	1.17%		10,040,961	30,873	1.22%
Noninterest-bearing demand deposits	1,642,843			1,591,087				1,454,757
Other noninterest-bearing liabilities	510,668			459,815				431,632
Total liabilities	16,658,548			13,957,784				11,927,350
Total shareholders’ equity	1,351,090			1,217,811				994,237
Total liabilities and shareholders’ equity	$18,009,638			$15,175,595				$12,921,587
Net interest income/spread		$146,993	3.43%		$126,194	3.52%			$114,838	3.80%
Net interest margin			3.56%			3.66%				3.94%

Memo: Total deposits including noninterest-bearing	$12,968,465	$24,901	0.76%	$11,537,367	$22,491	0.78%		$10,411,065	$21,452	0.82%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

(4)	N.M. indicates not meaningful.

EverBank Financial Corp and Subsidiaries
General and Administrative Expense							Table 5
	Three Months Ended					Year Ended
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Professional fees	$20,193	$14,889	$19,319	$15,610	$18,584	$70,011	$63,867
Credit-related expenses:
Foreclosure and OREO expense	8,818	19,639	14,969	10,959	11,309	54,385	35,306
Other credit-related expenses	6,449	5,425	5,806	11,810	8,585	29,490	47,544
FDIC premium assessment and other agency fees	10,490	10,080	9,352	9,261	6,397	39,183	29,032
Advertising and marketing expense	11,123	10,340	8,646	5,907	5,360	36,016	17,667
Other	28,393	14,004	18,508	17,387	17,083	78,292	58,101
Total general and administrative expense	$85,466	$74,377	$76,600	$70,934	$67,318	$307,377	$251,517

EverBank Financial Corp and Subsidiaries
Investment Securities					Table 6a
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - agency	$69	$73	$77	$87	$104
Residential CMO securities - nonagency	1,611,775	1,714,204	1,842,331	1,929,794	1,895,818
Residential mortgage-backed securities (MBS) - agency	241	263	281	308	338
Other	7,793	8,016	7,837	7,559	7,662
Total investment securities available for sale	1,619,878	1,722,556	1,850,526	1,937,748	1,903,922
Held to maturity (at amortized cost):
Residential CMO securities - agency	106,346	132,946	146,163	151,919	159,882
Residential MBS - agency	31,901	32,871	34,176	28,263	19,132
Other	4,987	4,987	10,276	10,460	10,504
Total investment securities held to maturity	143,234	170,804	190,615	190,642	189,518
Other investments	158,172	126,151	133,282	99,915	98,392
Total investment securities	$1,921,284	$2,019,511	$2,174,423	$2,228,305	$2,191,832

Loans and Leases Held for Investment					Table 6b
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Residential mortgages	$6,708,748	$6,807,399	$5,060,942	$5,277,707	$4,556,841
Commercial and commercial real estate	4,771,768	2,315,494	1,846,689	1,237,376	1,165,384
Lease financing receivables	836,935	742,332	681,205	605,763	588,501
Home equity lines	179,600	183,692	188,820	195,178	200,112
Consumer and credit card	8,038	7,809	7,774	7,163	8,443
Loans and leases held for investment, net of unearned income	12,505,089	10,056,726	7,785,430	7,323,187	6,519,281
Allowance for loan and lease losses	(82,102)	(76,469)	(77,393)	(78,254)	(77,765)
Total loans and leases held for investment, net	$12,422,987	$9,980,257	$7,708,037	$7,244,933	$6,441,516
The balances presented above include:
Net purchased loan and lease discounts	$164,132	$188,924	$180,779	$203,100	$237,170
Net deferred loan and lease origination costs	$25,275	$22,282	$20,366	$20,202	$19,057

Deposits					Table 6c
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Noninterest-bearing demand	$1,445,783	$1,475,204	$1,356,769	$1,367,592	$1,234,615
Interest-bearing demand	2,681,769	2,423,689	2,158,937	2,123,042	2,124,306
Market-based money market accounts	439,399	427,852	434,015	444,667	455,204
Savings and money market accounts, excluding market-based	4,451,843	4,311,055	3,959,874	3,817,780	3,759,045
Market-based time	736,612	803,463	832,474	883,372	901,053
Time, excluding market-based	3,386,982	2,374,663	2,061,674	1,916,507	1,791,540
Total deposits	$13,142,388	$11,815,926	$10,803,743	$10,552,960	$10,265,763

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 7
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Non-accrual loans and leases:
Residential mortgages	$73,752	$75,355	$66,956	$74,810	$81,594
Commercial and commercial real estate	76,289	85,306	95,882	89,576	104,829
Lease financing receivables	2,010	2,018	1,295	1,861	2,385
Home equity lines	4,246	4,492	4,256	3,771	4,251
Consumer and credit card	332	479	573	571	419
Total non-accrual loans and leases	156,629	167,650	168,962	170,589	193,478
Accruing loans 90 days or more past due	—	1,973	1,800	5,119	6,673
Total non-performing loans (NPL)	156,629	169,623	170,762	175,708	200,151
Other real estate owned (OREO)	40,492	43,612	49,248	49,304	42,664
Total non-performing assets (NPA)	197,121	213,235	220,010	225,012	242,815
Troubled debt restructurings (TDR) less than 90 days past due	90,094	82,030	93,184	92,954	92,628
Total NPA and TDR(1)	$287,215	$295,265	$313,194	$317,966	$335,443

Total NPA and TDR	$287,215	$295,265	$313,194	$317,966	$335,443
Government-insured 90 days or more past due still accruing	1,729,877	1,684,550	1,647,567	1,530,665	1,570,787
Loans accounted for under ASC 310-30:
90 days or more past due	79,984	117,506	140,797	146,379	149,743
OREO	16,528	18,557	20,379	22,852	19,456
Total regulatory NPA and TDR	$2,113,604	$2,115,878	$2,121,937	$2,017,862	$2,075,429
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	1.08%	1.49%	1.57%	1.80%	2.18%
NPA to total assets	1.08%	1.29%	1.46%	1.63%	1.86%
NPA and TDR to total assets	1.57%	1.79%	2.08%	2.31%	2.57%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPL to total loans	13.55%	17.32%	18.00%	18.95%	20.95%
NPA to total assets	11.09%	12.32%	13.49%	13.97%	15.20%
NPA and TDR to total assets	11.59%	12.82%	14.11%	14.65%	15.91%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries
Allowance for Loan and Lease Losses Activity					Table 8a
	Three Months Ended
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
ALLL, beginning of period	$76,469	$77,393	$78,254	$77,765	$83,827
Charge-offs:
Residential mortgages	4,525	3,868	4,139	6,694	12,242
Commercial and commercial real estate	1,957	2,636	1,710	2,294	2,475
Lease financing receivables	768	805	917	1,181	770
Home equity lines	488	1,215	484	1,108	1,727
Consumer and credit card	51	61	40	11	12
Total charge-offs	7,789	8,585	7,290	11,288	17,226
Recoveries:
Residential mortgages	293	52	162	143	23
Commercial and commercial real estate	2,454	3,023	411	168	649
Lease financing receivables	51	159	29	36	65
Home equity lines	80	52	55	61	11
Consumer and credit card	16	16	15	14	14
Total recoveries	2,894	3,302	672	422	762
Net charge-offs	4,895	5,283	6,618	10,866	16,464
Provision for loan and lease losses	10,528	4,359	5,757	11,355	10,412
Other	—	—	—	—	(10)
ALLL, end of period	$82,102	$76,469	$77,393	$78,254	$77,765
Net charge-offs to average loans held for investment	0.16%	0.25%	0.34%	0.65%	1.03%

Allowance for Loan and Lease Losses Ratios					Table 8b
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
ALLL	$82,102	$76,469	$77,393	$78,254	$77,765
Loans and leases held for investment	12,505,089	10,056,726	7,785,430	7,323,187	6,519,281
ALLL as a percentage of loans and leases held for investment	0.66%	0.76%	0.99%	1.07%	1.19%
ALLL excluding portion related to loans and leases accounted for under ASC 310-30	$60,138	$55,288	$57,075	$58,625	$61,776
Loans and leases held for investment excluding loans and leases accounted for under ASC 310-30	11,134,400	8,927,383	6,719,271	6,223,630	5,360,105
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30)	0.54%	0.62%	0.85%	0.94%	1.15%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 8c
	Three Months Ended
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Loan origination repurchase reserves, beginning of period	$31,000	$34,000	$35,000	$32,000	$33,001
Provision for new sales/securitizations	79	(13)	306	384	139
Provision for changes in estimate of existing reserves	3,203	1,703	1,121	5,850	1,198
Net realized losses on repurchases	(7,282)	(4,690)	(2,427)	(3,234)	(2,338)
Loan origination repurchase reserves, end of period	$27,000	$31,000	$34,000	$35,000	$32,000
Quarters of coverage at trailing 4 quarter realized loss rate	6	10	13	11	10

Reserves for Repurchase Obligations for Loans Serviced					Table 8d
	Three Months Ended
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Loan servicing repurchase reserves, beginning of period	$27,309	$27,640	$30,427	$30,364	$28,799
Provision for change in estimate of existing reserves	1,526	3,032	2,868	3,031	6,280
Net realized losses on repurchases	(2,809)	(3,363)	(5,655)	(2,968)	(4,715)
Loan servicing repurchase reserves, end of period	$26,026	$27,309	$27,640	$30,427	$30,364
Quarters of coverage at trailing 4 quarter realized loss rate	7	7	6	6	7

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information						Table 9
(dollars in thousands)	Banking and Wealth Management		Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended December 31, 2012
Net interest income	$135,686		$12,531	$(1,224)	$—	$146,993
Provision for loan and lease losses	8,866		1,662	—	—	10,528
Net interest income after provision for loan and lease losses	126,820		10,869	(1,224)	—	136,465
Noninterest income	34,057		91,012	88	—	125,157
Noninterest expense:
Foreclosure and OREO expense	7,246		1,572	—	—	8,818
Other credit-related expenses	1,387		5,062	—	—	6,449
All other noninterest expense	74,435		87,180	40,115	—	201,730
Income (loss) before income tax	77,809		8,067	(41,251)	—	44,625
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	784		—	—	—	784
Adoption of TDR guidance and policy change	5,982	—	—	—	—	5,982
Transaction and non-recurring regulatory related expense	—		12,276	4,606	—	16,882
Adjusted income (loss) before income tax	84,575		20,343	(36,645)	—	68,273
Total assets as of December 31, 2012	16,119,927		2,127,100	166,234	(170,383)	18,242,878
Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	48.9%					79.7%
excluding foreclosure, OREO expenses and other credit-related expenses	43.9%					74.1%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	48.9%					73.5%
excluding foreclosure, OREO expenses and other credit-related expenses	43.9%					67.9%

Three Months Ended September 30, 2012
Net interest income	$114,587		$13,105	$(1,498)	$—	$126,194
Provision for loan and lease losses	3,547		812	—	—	4,359
Net interest income after provision for loan and lease losses	111,040		12,293	(1,498)	—	121,835
Noninterest income	20,608		76,693	(2)	—	97,299
Noninterest expense:
Foreclosure and OREO expense	17,463		2,176	—	—	19,639
Other credit-related expenses	1,879		3,544	2	—	5,425
All other noninterest expense	60,526		65,900	32,479	—	158,905
Income (loss) before income tax	51,780		17,366	(33,981)	—	35,165
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	178		—	—	—	178
MSR impairment	—		18,229	—	—	18,229
Transaction and non-recurring regulatory related expense	—		1,657	2,527	—	4,184
Adjusted income (loss) before income tax	51,958		37,252	(31,454)	—	57,756
Total assets as of September 30, 2012	14,696,893		1,838,964	129,141	(155,558)	16,509,440
Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	59.1%					82.3%
excluding foreclosure, OREO expenses and other credit-related expenses	44.8%					71.1%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	59.1%					74.4%
excluding foreclosure, OREO expenses and other credit-related expenses	44.8%					64.0%

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information				Table 9 (continued)
(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended December 31, 2011
Net interest income	$104,117	$12,372	$(1,651)	$—	$114,838
Provision for loan and lease losses	9,014	1,398	—	—	10,412
Net interest income after provision for loan and lease losses	95,103	10,974	(1,651)	—	104,426
Noninterest income	29,309	31,637	15	—	60,961
Noninterest expense:
Foreclosure and OREO expense	6,470	4,839	—	—	11,309
Other credit-related expenses	2,629	5,956	—	—	8,585
All other noninterest expense	49,617	47,424	30,725	—	127,766
Income (loss) before income tax	65,696	(15,608)	(32,361)	—	17,727
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	3,567	—	—	—	3,567
MSR impairment	—	18,771	—	—	18,771
Transaction and non-recurring regulatory related expense	—	3,802	3,180	—	6,982
Adjusted income (loss) before income tax	69,263	6,965	(29,181)	—	47,047
Total assets as of December 31, 2011	11,658,702	1,557,421	99,886	(274,331)	13,041,678
Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	44.0%				84.0%
excluding foreclosure, OREO expenses and other credit-related expenses	37.2%				72.7%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	44.0%				72.3%
excluding foreclosure, OREO expenses and other credit-related expenses	37.2%				62.1%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Year Ended
(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Net income	$28,846	$22,178	$11,172	$11,846	$13,760	$74,042	$52,729
Gain on repurchase of trust preferred securities, net of tax	—	—	—	—	—	—	(2,910)
Transaction expense, net of tax	903	1,268	2,363	821	802	5,355	9,006
Non-recurring regulatory related expense, net of tax	9,564	1,326	3,780	3,063	3,529	17,733	7,825
Decrease in fair value of Tygris indemnification asset resulting from a decrease in estimated future credit losses, net of tax	—	—	—	—	—	—	5,382
Increase in Bank of Florida non-accretable discount, net of tax	486	111	463	2,135	2,208	3,195	3,007
Impact of change in ALLL methodology, net of tax	—	—	—	—	—	—	1,178
Adoption of TDR guidance and policy change, net of tax	3,709	—	—	—	—	3,709	6,225
MSR impairment, net of tax	—	11,302	18,684	9,389	11,638	39,375	24,462
Tax expense related to revaluation of Tygris net unrealized built-in losses	—	—	—	—	—	—	691
Adjusted net income	$43,508	$36,185	$36,462	$27,254	$31,937	$143,409	$107,595

Tangible Equity, Tangible Common Equity, Adjusted Tangible Common Equity and Tangible Assets					Table 10b

(dollars in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Shareholders’ equity	$1,451,176	$1,258,022	$1,181,369	$994,689	$967,665
Less:
Goodwill	46,859	10,238	10,238	10,238	10,238
Intangible assets	7,921	6,348	6,700	7,052	7,404

Tangible equity	1,396,396	1,241,436	1,164,431	977,399	950,023
Less:
Perpetual preferred stock	150,000	—	—	—	—
Tangible common equity	1,246,396	1,241,436	1,164,431	977,399	950,023
Less:
Accumulated other comprehensive loss	(86,784)	(106,731)	(113,094)	(89,196)	(107,749)

Adjusted tangible common equity	$1,333,180	$1,348,167	$1,277,525	$1,066,595	$1,057,772

Total assets	$18,242,878	$16,509,440	$15,040,824	$13,774,821	$13,041,678
Less:
Goodwill	46,859	10,238	10,238	10,238	10,238
Intangible assets	7,921	6,348	6,700	7,052	7,404

Tangible assets	$18,188,098	$16,492,854	$15,023,886	$13,757,531	$13,024,036

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)						Table 10c
(dollars in thousands)		December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Shareholders’ equity		$1,518,934	$1,339,669	$1,263,687	$1,099,404	$1,070,887
Less:	Goodwill and other intangibles	(54,780)	(16,586)	(16,938)	(17,290)	(17,642)
	Disallowed servicing asset	(32,378)	(33,366)	(36,650)	(40,783)	(38,925)
	Disallowed deferred tax asset	(67,296)	(69,412)	(70,357)	(71,302)	(71,803)
Add:	Accumulated losses on securities and cash flow hedges	83,477	103,238	110,101	86,981	105,682
Tier 1 capital		1,447,957	1,323,543	1,249,843	1,057,010	1,048,199
Less:	Low-level recourse and residual interests	—	—	—	(20,424)	(21,587)
Add:	Allowance for loan and lease losses	82,102	76,469	77,393	78,254	77,765
Total regulatory capital		$1,530,059	$1,400,012	$1,327,236	$1,114,840	$1,104,377

Adjusted total assets		$18,141,856	$16,488,067	$15,022,729	$13,731,482	$13,081,401
Risk-weighted assets		11,339,415	8,701,164	8,424,290	7,311,556	7,043,371